UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2016

Columbia Pipeline Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36838	47-1982552
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

5151 San Felipe St., Suite 2500 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (713) 386-3701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 29, 2016, the Board of Directors (the “Board”) of Columbia Pipeline Group, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws to (i) provide that in uncontested elections, directors shall be elected by a majority of the votes cast with respect to the director; and (ii) give the Governance Committee of the Board the authority to establish director resignation procedures in the case of a so-called failed election. Directors in contested elections shall continue to be elected by a plurality of the shares represented and entitled to vote.
The foregoing description of the revisions to the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws of the Company, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

3.1	Second Amended and Rested Bylaws of Columbia Pipeline Group, Inc., effective as of January 29, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Pipeline Group, Inc.
(Registrant)

Date: February 2, 2016	By:	/s/ Steven B. Nickerson
Steven B. Nickerson
Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Amended and Rested Bylaws of Columbia Pipeline Group, Inc., effective as of January 29, 2016